Exhibit 10.1

Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request.
Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission.
The omitted portions of this document are marked with a ***.

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is entered into as of April 24, 2007 by and between The Sherwin-Williams Company, Inc. an Ohio corporation (“SW”) and Altairnano, Inc., a Nevada corporation (“AN”), and Alsher Titania LLC, a Delaware limited liability company (“LLC”).

BACKGROUND

LLC desires to sell to SW and AN, and SW and AN desire to purchase from LLC, membership units of the LLC (the “Units”), with the rights, preferences, privileges, restrictions and obligations set forth in LLC’s Limited Liability Company Agreement, of even date herewith (the “Operating Agreement”), on the terms and conditions set forth herein.

AGREEMENT

Now, therefore, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.	AGREEMENT TO PURCHASE AND SELL UNITS.

1.1    Agreement to Issue Units. Subject to the terms and conditions of this Agreement, including without limitation the satisfaction or waiver of the closing conditions set forth in Section 1.4, LLC shall issue and sell to SW and AN, and SW and AN each agree to accept from LLC, the number of Units adjacent to each party’s name on the attached Exhibit A in consideration for the contribution of assets described in Section 1.2.

1.2    Contribution of Assets. Subject to the terms and conditions of this Agreement, including without limitation the satisfaction or waiver of the closing conditions set forth in Section 1.4, SW and AN shall each convey, transfer, assign, sell and deliver (“Transfer”) to LLC, and LLC shall acquire and accept, all of SW’s and AN’s right, title and interest in and to the assets described on the attached Exhibit B (for assets from SW) and Exhibit C (for assets from AN) (collectively the “Contributed Assets”).

1.3    The Closing. The closing (the “Closing”) of the issuance and sale of the Units and the contribution of the Contributed Assets will take place at 10:00 A.M. on April ____, 2007 at Reno, NV, or at such other place, time and date as the LLC, SW and AN shall mutually designate. The date of the Closing shall be referred to herein as the “Closing Date.”

1.4    Conditions to Closing.

(a)    Conditions to Obligations of SW and AN. The obligation of SW and AN to purchase Units pursuant to this Agreement is subject to the fulfillment, prior to or at the Closing, of the following conditions:

(i)    LLC shall have delivered to SW and AN certificates from the relevant governmental entity, dated the most recent practicable date prior to the Closing, showing that LLC is organized and in good standing in the jurisdiction of its organization.

(ii)    The parties shall have received all approvals and actions of or by all governmental entities necessary to consummate the transactions contemplated hereby.

(iii)    No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any governmental entity that prohibits the consummation of the transactions contemplated hereby, and no litigation or proceeding seeking such order shall be pending or threatened.

(iv)    LLC shall have performed and satisfied each of its obligations under this Agreement required to be performed and satisfied by it on or prior to the Closing Date; each of the representations and warranties of LLC contained in this Agreement shall be true and correct on the Closing Date as though made on the Closing Date, except for changes specifically permitted by this Agreement or resulting from any transaction to which both SW and AN have expressly consented in writing or any transaction specifically contemplated by this Agreement.

(v)    LLC has authorized and approved the execution and performance of this Agreement, and shall have authorized and approved the creation, sale and issuance of the Units.

(vi)    LLC shall have delivered to SW and AN such other documents as each party may reasonably request for the purpose of (A) evidencing the satisfaction of any condition referred to in this Section or (B) otherwise facilitating the consummation or performance of any of the transactions contemplated hereby.

(b)    Conditions to Obligations of the Company. The obligation of LLC to consummate the issuance and sale pursuant to this Agreement is subject to the fulfillment, prior to or at such Closing, of the following conditions:

(i)    The parties shall have received all approvals and actions of or by all governmental entities necessary to consummate the transactions contemplated hereby.

(ii)    No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any governmental entity that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such order shall be pending or threatened.

(iii)    SW and AN each shall have performed and satisfied each of its obligations under this Agreement required to be performed and satisfied by it on or prior to the Closing Date; each of the representations and warranties of both SW and AN contained in this Agreement shall be true and correct on the Closing Date as though made on the Closing Date, except for changes specifically permitted by this Agreement or resulting from any transaction to which LLC has expressly consented in writing or any transaction specifically contemplated by this Agreement.

(iv)    SW and AN each shall have authorized and approved the execution and performance of this Agreement and LLC shall have received a certificate to that effect signed on behalf of both SW and AN by an authorized officer of each, dated as of the Closing Date.

(v)    SW and AN shall have delivered to LLC such other documents as LLC may reasonably request for the purpose of (A) evidencing the satisfaction of any condition referred to in this Section or (B) otherwise facilitating the consummation or performance of any of the transactions contemplated hereby.

1.5    Delivery At the Closing.

(a)    SW and AN each shall deliver to LLC (i) fully executed documents of conveyance to effect the contribution of the Contributed Assets, in forms that are reasonably acceptable to LLC, and (ii) an executed counterpart signature page to the Operating Agreement, in the form provided by LLC; and

(b)    LLC shall deliver to SW and AN each one or more certificates representing the Units to be purchased at the Closing, registered in such names as SW and AN each request.

1.6    Further Assurances. On and after the Closing Date, SW and AN each agree to perform, at LLC’s expense, all acts deemed necessary or desirable by LLC to evidence, perfect, obtain, maintain, defend and enforce LLC’s title to the Contributed Assets, as well as any rights LLC may have by virtue of its ownership of the Contributed Assets. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings.

2.	SW REPRESENTATIONS AND WARRANTIES.

SW hereby represents and warrants to LLC and AN that the statements in this Section 2 are all true and correct:

2.1    Organization/Power. SW is a corporation that is duly organized, validly existing and in good standing under the laws of Ohio, and possesses all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

2.2    Authorization. SW has the necessary power and authority to enter into, execute and deliver this Agreement and the other related documents and agreements referenced herein to be executed and delivered by SW in connection with the consummation of the transactions contemplated by this Agreement to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and related agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all required action on the part of SW (including, without limitation, action by any governing body or any holders of equity securities of SW, if applicable). This Agreement and related agreements have been executed and delivered by SW and constitute legal and binding agreements enforceable against SW in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights.

2.3    Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal in any jurisdiction against or involving SW with respect to the Contributed Assets. There are no actions, suits or claims or legal, administrative or arbitral proceedings or, to the best knowledge of SW, investigations pending or, to the best knowledge of SW, threatened against or involving SW with respect to the transactions contemplated by this Agreement. To the best knowledge of SW, there is no fact, event or circumstance that may give rise to any suit, action, claim, investigation or proceeding that individually or in the aggregate reasonably would be expected to have a material adverse effect upon the transactions contemplated hereby.

2.4    No Conflicts. No consents, permits, authorizations, orders and approvals from (or any filings or registrations with) any natural person, firm, partnership, association, corporation, company, trust, business trust, governmental entity, or any other entity (each, a “Person”), pursuant to applicable law or contracts or other agreements with SW, are required in connection with the performance of SW’s obligations under this Agreement and the related agreements. The execution, delivery and performance of this Agreement and the related agreements by SW shall not: (a) result in a violation of any law, rule, ordinance, regulation, order, judgment or decree applicable to SW or the Contributed Assets; or (b) conflict with or result in a material breach of or default (with or without the giving of notice, the passage of time or both) under any mortgage, lien, lease, license, permit, agreement, contract or instrument to which SW is a party or by which SW may be bound.

2.5    Title. SW has good and marketable title to the Contributed Assets, free and clear of all mortgages, liens, pledges, charges, security interests, attachments, judgments or encumbrances (collectively, “Liens”). By virtue of the deliveries made at the Closing, LLC will obtain good and marketable title to the Contributed Assets, free and clear of all Liens of any nature whatsoever.

2.6    Securities Representations.

(a)    SW has not been formed for the primary purpose of acquiring the Units, and is purchasing the Units for SW’s own account, with the intention of holding the Units for investment, with no present intention of dividing, or allowing others to participate in, this investment, or of reselling, or otherwise participating directly or indirectly in a distribution of, the Units. SW will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Units (or solicit any offers to buy or otherwise acquire any of the Units), except in compliance with the Securities Act of 1933, as amended (the “Securities Act”). LLC is not obligated to register the Units under the Securities Act or the laws of any other jurisdiction. The Units are subject to additional restrictions on transfer set forth in the Operating Agreement.

(b)    SW is an “accredited investor” (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment, including the ability to afford holding the Units for an indefinite period or to afford a complete loss of this investment.

(c)    SW understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Units for investment, or any recommendation or endorsement of the offering of the Units.

3.	AN REPRESENTATIONS AND WARRANTIES.

AN hereby represents and warrants to LLC and SW that the statements in this Section 3 are all true and correct:

3.1    Organization/Power. AN is a corporation that is duly organized, validly existing and in good standing under the laws of Nevada, and possesses all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

3.2    Authorization. AN has the necessary power and authority to enter into, execute and deliver this Agreement and the other related documents and agreements referenced herein to be executed and delivered by AN in connection with the consummation of the transactions contemplated by this Agreement, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and related agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all required action on the part of AN (including, without limitation, action by any governing body or any holders of equity securities of AN, if applicable). This Agreement and related agreements have been executed and delivered by AN and constitute legal and binding agreements enforceable against AN in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights.

3.3    Actions and Proceedings. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal in any jurisdiction against or involving AN with respect to the Contributed Assets. There are no actions, suits or claims or legal, administrative or arbitral proceedings or, to the best knowledge of AN, investigations pending or, to the best knowledge of AN, threatened against or involving AN with respect to the transactions contemplated by this Agreement. To the best knowledge of AN, there is no fact, event or circumstance that may give rise to any suit, action, claim, investigation or proceeding that individually or in the aggregate reasonably would be expected to have a material adverse effect upon the transactions contemplated hereby.

3.4    No Conflicts. No consents, permits, authorizations, orders and approvals from (or any filings or registrations with) any Person, pursuant to applicable law or contracts or other agreements with AN, are required in connection with the performance of AN’s obligations under this Agreement and related agreements. The execution, delivery and performance of this Agreement and related agreements by AN shall not: (a) result in a violation of any law, rule, ordinance, regulation, order, judgment or decree applicable to AN or the Contributed Assets; or (b) conflict with or result in a material breach of or default (with or without the giving of notice, the passage of time or both) under any mortgage, lien, lease, license, permit, agreement, contract or instrument to which AN is a party or by which AN may be bound.

3.5    Title. AN has good and marketable title to the Contributed Assets, free and clear of all Liens. By virtue of the deliveries made at the Closing, LLC will obtain good and marketable title to the Contributed Assets, free and clear of all Liens of any nature whatsoever.

3.6    Securities Representations.

(a)    AN has not been formed for the primary purpose of acquiring the Units, and is purchasing the Units for AN’s own account, with the intention of holding the Units for investment, with no present intention of dividing, or allowing others to participate in, this investment, or of reselling, or otherwise participating directly or indirectly in a distribution of, the Units. AN will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Units (or solicit any offers to buy or otherwise acquire any of the Units), except in compliance with the Securities Act. LLC is not obligated to register the Units under the Securities Act or the laws of any other jurisdiction. The Units are subject to additional restrictions on transfer set forth in the Operating Agreement.

(b)    AN is an “accredited investor” (as that term is defined in Rule 501 of Regulation D under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment, including the ability to afford holding the Units for an indefinite period or to afford a complete loss of this investment.

(c)    AN understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Units for investment, or any recommendation or endorsement of the offering of the Units

4.	LLC REPRESENTATIONS AND WARRANTIES.

LLC hereby represents and warrants to both SW and AN that the statements in this Section 4 are all true and correct:

4.1    Organization/Power. LLC is a limited liability company that is duly organized, validly existing and in good standing under the laws of Delaware, and possesses all requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

4.2    Authorization. LLC has the necessary power and authority to enter into, execute and deliver this Agreement and the other related documents and agreements referenced herein to be executed and delivered by LLC in connection with the consummation of the transactions contemplated by this Agreement, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the related agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all required action on the part of LLC (including, without limitation, action by any governing body or any holders of equity securities of LLC, if applicable). This Agreement and the related agreements have been duly executed and delivered by LLC and constitute legal and binding agreements enforceable against LLC in accordance with their respective terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights.

4.3    No Conflicts. No consents, permits, authorizations, orders or approvals from (or any filings or registrations with) any Person, pursuant to applicable law or contracts or other agreements with LLC, are required in connection with the performance of LLC’s obligations under this Agreement and the related agreements. The execution, delivery and performance of this Agreement and the related agreements by LLC shall not: (a) result in a violation of any law, rule, ordinance, regulation, order, judgment or decree applicable to LLC or its properties and assets; or (b) conflict with or result in a material breach of or default (with or without the giving of notice, the passage of time or both) under any mortgage, lien, lease, license, permit, agreement, contract or instrument to which LLC is a party or by which LLC may be bound.

4.4    Exempt Offering. The offer, issuance, sale and delivery of the Units, as provided in this Agreement, are exempt from the registration and qualification requirements of the Securities Act and all applicable state securities laws, and are otherwise in compliance with such laws. Neither LLC nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Units under the Securities Act) which might subject the offering, issuance or sale of the Units to the registration requirements of the Securities Act.

5.	AGREEMENTS REGARDING UNITS.

LLC and SW and AN agree as follows:

5.1    Restrictive Legends. To the extent that LLC issues a certificate representing the Units or any other securities issued in respect of the Units upon any equity split, equity dividend, recapitalization, merger or similar event, any such certificate shall be stamped or otherwise imprinted with a legend substantially in the following form:

“The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities, or (b) such transaction is exempt from registration and either this corporation receives an opinion of legal counsel to the holder of such securities to that effect or this corporation otherwise satisfies itself that such transaction is exempt from registration.”

5.2    Removal of Restrictive Legend. The legend set forth above shall be removed by LLC from any certificate evidencing the Units or any other of LLC’s securities acquired by SW or AN pursuant to this Agreement upon delivery to LLC of an opinion by counsel reasonably satisfactory to LLC, if requested by LLC, that either: (a) a registration statement under the Securities Act is at that time in effect with respect to the legended security or (b) that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer shall not jeopardize the exemption or exemptions from registration pursuant to which LLC issued the Units.

6.	MISCELLANEOUS.

6.1    Governing Law. This Agreement shall be governed in all respects by the laws of Delaware without regard to provisions regarding choice of laws.

6.2    Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

6.3    Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement whose rights or obligations hereunder are affected by such amendments. This Agreement and the rights and obligations in it may not be assigned by any party hereto without the written consent of the other parties hereto.

6.4    Entire Agreement. This Agreement and the Schedules and Exhibits to this Agreement, which are hereby expressly incorporated in this Agreement, constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6.5    Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given: (a) when hand delivered to the other party; (b) when received if sent by facsimile at the address set forth below; or (c) five (5) business days after deposit in the U.S. mail with first-class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below:

If to SW:

The Sherwin-Williams Company
101 Prospect Avenue, N.W.
Cleveland, Ohio 44115
Fax: (216) 566-1708
Attention: General Counsel

If to AN:

Altairnano, Inc.
204 Edison Way
Reno, NV 89502
Fax: (775) 858-3731
Attention: Alan Gotcher

If to LLC:

Alsher Titania LLC
204 Edison Way
Reno, NV 89502
Fax: (775) 856-1619
Attention: Basil Smidt

Each person making a communication hereunder by facsimile shall promptly confirm receipt by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto, but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 6.5 by giving the other party written notice of the new address in the manner set forth above.

6.6    Amendments and Waivers. Any term of this Agreement may be amended only with the written consent of each of the parties to this Agreement.

6.7    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to LLC or SW or AN, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of LLC, or SW or AN, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring, nor shall it be construed as a waiver of any other breach or default theretofore or thereafter occurring be so construed. Any waiver, permit, consent or approval of any kind or character on the part of LLC or SW or AN of any breach or default under this Agreement or any waiver on the part of LLC or SW or AN of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to LLC or SW or AN, shall be cumulative and not alternative.

6.8    Legal Fees. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement, any Units, any assets or liabilities described herein, the prevailing party, shall be paid by the nonprevailing party a reasonable sum for attorneys’ fees and expenses incurred by such prevailing party.

6.9    Finder’s Fees. Each party represents and warrants to the other parties to the Agreement that it has retained no finder or broker in connection with the transactions contemplated by this Agreement.

6.10    Titles; Construction. The titles of the Sections, paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Whenever the words “included,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No rule of construction shall be applied to the disadvantage of a party by reason of that party having been responsible for the preparation of this Agreement or any part hereof.

6.11    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

6.12    Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent that such construction is in accord with the intent of the parties as evidenced by this Agreement.

6.13    No Third-Party Beneficiaries. Except as expressly set forth herein, nothing in this Agreement shall confer any rights upon any person or entity that is not a party, or a successor in interest or a permitted assignee of a party to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE SHERWIN-WILLIAMS COMPANY By: /s/________________________________ Name:________________________________ Title:_________________________________

ALTAIRNANO, INC. By: /s/________________________________ Name:________________________________ Title:_________________________________

ALSHER TITANIA LLC By: /s/________________________________ Name:________________________________ Title:_________________________________

EXHIBIT A
UNITS

The Sherwin-Williams Company	*** Units

Altairnano, Inc.	*** Units

EXHIBIT B
Sherwin-Williams Company, Inc. Contributed Assets

1.    $*** (to be contributed within 5 business days of the date hereof).

2.    That certain License Agreement between the LLC and SW dated April 24, 2007.

EXHIBIT C
Altairnano, Inc. Contributed Assets

1.    The list of assets attached to this Exhibit C.

2.    That certain License Agreement between the LLC and AN dated April 24, 2007.